NUVEEN Exchange-Traded Funds
DECEMBER 31, 1998
           SEMIANNUAL REPORT
DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.
NQF
NUF
NFL
Florida
Photo of family on a beach

Highlights
As of December 31, 1998

   CONTENTS
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  5      NQF Performance Overview
  6      NUF Performance Overview
  7      NFL Performance Overview
  8      Shareholder Meeting Report
 11      Portfolio of Investments
 23      Statement of Net Assets
 23      Statement of Operations
 24      Statement of Changes in Net Assets
 25      Notes to Financial Statements
 29      Financial Highlights
 32      Building Better Portfolios
 33      Fund Information
===============================================================================
Credit Quality                     Performance Highlights

Nuveen Florida Investment Quality Municipal Fund (NQF)
                                   o Taxable-equivalent yield of 7.80%*
                                   o Taxable-equivalent one-year total return
                                     on net asset vale of 8.83%*
                                   o Good credit quality, with 95% of the fund's
                                     investments rated AA or higher
Pie Chart
AAA/U.S. Guaranteed                81%
AA                                 14%
A                                  3%
BBB/NR                             2%

Nuveen Florida Quality Income Municipal Fund (NUF)
                                   o Taxable-equivalent yield of 7.54%*
                                   o Taxable-equivalent one-year total return
                                     on net asset vale of 8.46%*
                                   o Good credit quality, with 92% of the fund's
                                     investments rated AA or higher
Pie Chart
AAA/U.S. Guaranteed                76%
AA                                 16%
A                                  6%
BBB/NR                             2%

Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                                   o Outperformed Lehman Brothers Insured
                                     Municipal Bond Index's** total return and
                                     its Lipper Peer Group's*** average total
                                     return for the one-year period
                                   o Taxable-equivalent yield of 6.87%*
                                   o Taxable-equivalent one-year total return
                                     on net asset value of 9.41%*
Pie Chart
Insured                            82%
U.S. Guaranteed                    18%

  *For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.
 **The Lehman Brothers Insured Municipal Bond Index is an unleveraged index comprised of a broad range of insured municipal bonds and does not reflect any initial or ongoing expenses.
***The Lipper Peer Group return represents the average annualized return of the 13 funds in the Lipper Florida Municipal Debt category.The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Dear Shareholder
PHOTO OF TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

WEALTH TAKES A LIFETIME TO BUILD. ONCE ACHIEVED, IT SHOULD BE PRESERVED.
I'm pleased to report that over the past 12 months, the Nuveen Florida Exchange-Traded Funds have continued to perform well, meeting their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The year's strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to solid share price performances. The combination of attractive tax-free income and after-tax total returns illustrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.


THE YEAR IN REVIEW
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand.

In this environment, the market for exchange-traded municipal bond funds was exceptionally strong. These funds continued to represent bright spots among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds generally maintained good levels of call protection, resulting in relatively stable income streams.

Throughout 1998, the U.S. economy exhibited more strength than had been expected at the outset, and current conditions indicate that this momentum could continue in 1999. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.


MUNICIPAL BONDS: A COMPELLING VALUE
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on long Treasury bonds pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 15 basis points - from 5.41% to 5.26% - compared with the 82-point drop in Treasury yields over the past 12 months. As of December 31, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 103%, compared with the more typical range of 86-87%. Over the past few months, this ratio has reached as high as 104%. For investors, this means that quality long-term municipal bonds currently offer approximately the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

Graphic of Bond Buyer 40 chart

In the municipal market, where demand was limited by foreign investors' inability to benefit from the tax advantages of municipals, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. In 1998, there was $284 billion of municipal issuance, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion.

The continued strength of the U.S. economy also produced improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1. At Standard & Poor's, the ratio was more than 2 to 1.

   "THE KEY TO TAKING ADVANTAGE OF THE EXCEPTIONAL VALUES CURRENTLY AVAILABLE
     IN THE MUNICIPAL MARKET IS THE ABILITY OF A PROVEN INVESTMENT MANAGER."



NUVEEN EXPERTISE IS KEY
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier AdvisersSM, a group of managers who are experts in their particular areas of the market, to provide their experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

February 15, 1999

Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY DISCUSSES THE FLORIDA MUNICIPAL MARKET, THE FUNDS' PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE FLORIDA FUNDS. TOM, A 15-YEAR VETERAN OF NUVEEN WITH RESPONSIBILITY FOR A RANGE OF STATE MUNICIPAL BOND FUNDS, HAS MANAGED NQF AND NUF SINCE THEIR INCEPTION. IN JULY 1998, HE RESUMED MANAGEMENT RESPONSIBILITY FOR NFL, WHICH HE HAD PREVIOUSLY MANAGED FROM ITS INCEPTION IN OCTOBER 1992 THROUGH JANUARY 1995.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds; results for the index do not reflect any initial or ongoing expenses.
2 The Lehman Brothers Insured Municipal Bond Index is an unleveraged index covering a broad range of insured municipal bonds; results for the index do not reflect any initial or ongoing expenses.
3 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

WHAT ECONOMIC FACTORS HAVE AFFECTED
THE MUNICIPAL MARKET IN FLORIDA?
Over the past year, Florida has seen significant job growth in the building industry (primarily home construction and public works projects) as well as healthcare, engineering, and management services. Tourism also continued to grow in 1998. Job losses in apparel and textile manufacturing - paralleling similar losses in these industries across the United States - were more than offset by the impressive growth in the sectors mentioned above. As a result, the state's unemployment rate in November 1998 fell to its lowest level in 25 years.

Florida, which has traditionally been regarded as a state with an older, retired population, has recently experienced a large influx of younger families drawn by these job opportunities. The impact of this migration can be seen in higher school enrollments, which have resulted in overcrowded facilities. In 1999, growth is expected to remain substantial, but slow somewhat. In terms of gross state product, Florida could surpass South Carolina as the fastest growing state in the Southeast, with much of the growth fueled by home construction.

For 1998, Florida's total municipal issuance was $15.1 billion, an increase of 26% over 1997, ranking Florida as fifth in the nation in terms of new issue volume. The majority of these bonds were rated AAA or AA, reflecting the state's high credit quality, diverse economy, and solid financial position. The fourth quarter of 1998 saw very heavy supply, as the state's issuers, especially the Florida State Board of Education, purposely accelerated the amount of bonds issued in order to meet increased demand from investors who wanted to avoid the state's intangibles tax by holding assets in Florida municipal issues at year end. Overall demand in the state, which continues to be driven by individual investors, remains very strong.

HOW DID THE FLORIDA FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended December 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Municipal Bond Index(1) and the Lehman Brothers Insured Municipal Bond Index (2).

                                          LEHMAN BROTHERS
                 TAXABLE- LEHMAN BROTHERS         INSURED
      TOTAL    EQUIVALENT  MUNICIPAL BOND  MUNICIPAL BOND
     RETURN  TOTAL RETURN*    INDEX TOTAL     INDEX TOTAL
FUND ON NAV        ON NAV        RETURN(1)       RETURN(2)
-------------------------------------------------------------------------
NQF   5.96%         8.83%           6.48%             N/A
-------------------------------------------------------------------------
NUF   5.84%         8.46%           6.48%             N/A
-------------------------------------------------------------------------
NFL   7.15%         9.41%             N/A           6.69%
-------------------------------------------------------------------------
* Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after tax basis. See your fund's performance overview in this report on pages 5-7 for more information.

   Over the past year, fund duration(3) played a large role in performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when rates rise, longer duration can make the fund's NAV more vulnerable to potential price declines. As interest rates trended downward during 1998, funds with durations longer than that of the index generally tended to outperform the market. This was the case with NFL, which had a duration of
9.25 years, compared with the insured Lehman index's duration of 8.47 years. NQF and NUF, however, underperformed the market despite the fact that their durations (7.71 and 7.51 years, respectively) were slightly longer than the 7.30-year duration of the Lehman index.

One contribution to the NAV underperformance of NQF and NUF was our decision to maintain the funds' higher imbedded yields for as long as possible by holding bonds purchased during periods of higher interest rates. In the current low interest rate environment, if we had sold these bonds in an attempt to capture slightly higher total returns, we would have had to replace the bonds with issues offering lower yields, which could have led to even greater dividend reductions than those declared last year. Selling these bonds could also have led to the recognition of capital gains and the payment of taxable distributions, which effectively reduces the amount of assets working to earn income for the fund. Adding to our hold decision was the fact that many of the bonds in these portfolios were irreplaceable given market conditions, offering a combination of purchase price and yield that would have been impossible to duplicate.

HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED BY THE INTEREST RATE VOLATILITY OF THE PAST YEAR?
Bond calls and declining interest rates contributed to a reduction in the income levels of NQF and NUF, which were both issued in 1991, necessitating a dividend adjustment in each fund. The relatively high proportion of single-family mortgage revenue bonds in NQF and NUF - 15% and 9%, respectively - also impacted the income level of these two funds when some of these bonds were prepaid as interest rates fell. Proceeds from matured or prepaid bonds had to be reinvested in bonds paying relatively lower current interest rates, which reduced the income earned by the funds. Despite the dividend adjustments, both of these funds continued to provide competitive market yields.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds generally resulted in increased share prices. As of December 31, 1998, all three Florida funds were trading at premiums to their net asset values.

        CURRENT              PREMIUM/                TOTAL RETURN
      MARKET YIELD           DISCOUNT               ON SHARE PRICE
-------------------------------------------------------------------------------
              TAXABLE                       1 YEAR ENDING      TAXABLE
  12/31/98 EQUIVALENT* 12/31/97  12/31/98        12/31/98   EQUIVALENT*
-------------------------------------------------------------------------------

NQF  5.38%  7.80%        12.56%    12.40%           5.13%        7.67%
-------------------------------------------------------------------------------
NUF  5.20%  7.54%         4.43%     7.15%           8.41%       10.91%
-------------------------------------------------------------------------------
NFL  4.74%  6.87%        -3.91%     0.08%          11.86%       14.21%
-------------------------------------------------------------------------------
* 31.0% federal income tax bracket
  See your fund's performance overview in this report, on pages 5-7, for more complete information.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE PAST YEAR?
With the declining interest rate environment of the past year, the issue for older funds such as these becomes one of maintaining their above-market income streams for as long as possible. With the normal progression of time, a fund's duration and call protection will continue to decline. These funds were assembled in 1991 and 1992, and their average call protection extends to 2001 and 2002. Over the past year, we began to consider ways of how to restructure the funds in order to maintain their performance and yields. However, we are carefully balancing the need for eventual change against the goal of maintaining high levels of tax-free income for shareholders. NQF and NUF offered strong risk-adjusted performance, relatively steady income, and lower durations, which helped to protect their share prices during the market volatility of the past 12 months.

All three funds saw very little activity in terms of new investments in 1998 due to the fact that the bonds currently held in these portfolios offer higher income streams than bonds that can be bought in the market today. The bonds we did purchase were at the long end of the yield curve. With the Federal Reserve's easing of interest rates, the yield curve steepened somewhat in the final quarter of 1998, meaning that the difference in yields between lower-rated and higher-rated bonds widened. Lower-rated bonds tend to pay higher interest rates due to the credit risk involved in purchasing them. Nuveen does buy lower-rated bonds, but they have to be at least investment grade quality (comparable to BBB or better). We believe the funds are being compensated for taking on this additional risk.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for the Florida funds, our focus will remain on strategies that support the income streams of these funds. Given current market conditions, we plan to use the proceeds from bond calls and interest payments to maintain the durations of these funds relative to the market. If we remain in the current low inflation environment, we will also consider further lengthening the durations of NQF and NUF to enable these funds to participate more fully in market gains because, as mentioned earlier, funds with longer durations generally tend to outperform the market. Selecting bonds that will enhance the funds' performance is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Florida municipal market can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio (municipal yields are currently higher than Treasury yields even before the tax advantage of municipals is accounted for), combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Florida Investment Quality Municipal Fund
Performance Overview
As of December 31, 1998

NQF

PORTFOLIO STATISTICS
=======================================================

Inception Date                                2/91
-------------------------------------------------------
Share Price                                $17 5/8
-------------------------------------------------------
Net Asset Value Per Share                   $15.68
-------------------------------------------------------
Current Market Yield                         5.38%
-------------------------------------------------------
Taxable-Equivalent Yield(1)                  7.80%
-------------------------------------------------------
Fund Net Assets ($000)                    $365,653
-------------------------------------------------------
Average Weighted Maturity (Years)            15.61
-------------------------------------------------------
Leverage-Adjusted Duration (Years)            7.71
-------------------------------------------------------
=======================================================
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
-------------------------------------------------------

1-Year                         5.13%         5.96%
-------------------------------------------------------
3-Year                         9.96%         6.21%
-------------------------------------------------------
5-Year                         8.02%         5.79%
-------------------------------------------------------
Since Inception                8.50%         8.12%
-------------------------------------------------------
=======================================================
TAX-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
-------------------------------------------------------

1-Year                         7.67%         8.83%
-------------------------------------------------------
3-Year                        12.69%         9.08%
-------------------------------------------------------
5-Year                        10.93%         8.71%
-------------------------------------------------------
Since Inception               11.36%        11.05%
-------------------------------------------------------
=======================================================
TOP 5 SECTORS
U.S. Guaranteed                                31%
-------------------------------------------------------
Housing (Single Family)                        15%
-------------------------------------------------------
Transportation                                 13%
-------------------------------------------------------
Utilities                                      12%
-------------------------------------------------------
Health Care                                     9%
-------------------------------------------------------
1998 Monthly Tax-Free Dividends Per Share(2)
Jan                                     0.082
Feb                                     0.082
Mar                                     0.082
Apr                                     0.082
May                                     0.082
Jun                                     0.082
Jul                                     0.082
Aug                                     0.082
Sep                                     0.082
Oct                                     0.082
Nov                                     0.079
Dec                                     0.079

Share Price Performance
1/2/98                                 17.75
                                       17.688
                                       17.563
                                       17.688
                                        17.75
                                       17.938
                                       18.063
                                       17.875
                                        17.75
                                       17.313
                                       17.313
                                       17.438
                                       17.313
                                       17.375
                                           17
                                        17.25
                                       17.125
                                       17.375
                                       17.063
                                       17.125
                                       17.313
                                       17.375
                                        17.25
                                       17.375
                                       17.375
                                       17.438
                                         17.5
                                       17.563
                                         17.5
                                       17.438
                                       17.438
                                       17.438
                                        17.75
                                       17.875
                                       17.375
                                       17.375
                                       17.313
                                       17.688
                                        18.25
                                       18.188
                                         18.5
                                        18.25
                                           18
                                        17.44
                                        17.25
                                        17.25
                                        17.31
                                        17.63
                                        17.75
                                        17.81
12/31/98                               17.625
Weekly Closing Price
Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.
2 The Fund also paid shareholders taxable distributions in December of $0.0248 per share.

Nuveen Florida Quality Income Municipal Fund
Performance Overview
As of December 31, 1998

NUF

PORTFOLIO STATISTICS
========================================================

Inception Date                               10/91
--------------------------------------------------------
Share Price                               $17 3/16
--------------------------------------------------------
Net Asset Value Per Share                   $16.04
--------------------------------------------------------
Current Market Yield                         5.20%
--------------------------------------------------------
Taxable-Equivalent Yield(1)                  7.54%
--------------------------------------------------------
Fund Net Assets ($000)                    $331,508
--------------------------------------------------------
Average Weighted Maturity (Years)            16.20
--------------------------------------------------------
Leverage-Adjusted Duration (Years)            7.51
--------------------------------------------------------
========================================================
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------

1-Year                         8.41%         5.84%
--------------------------------------------------------
3-Year                        10.86%         6.45%
--------------------------------------------------------
5-Year                         8.10%         6.10%
--------------------------------------------------------
Since Inception                8.15%         8.08%
--------------------------------------------------------
========================================================
TAX-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------

1-Year                        10.91%         8.46%
--------------------------------------------------------
3-Year                        13.56%         9.13%
--------------------------------------------------------
5-Year                        10.98%         8.86%
--------------------------------------------------------
Since Inception               10.96%        10.83%
--------------------------------------------------------
========================================================
TOP 5 SECTORS
U.S. Guaranteed                                27%
--------------------------------------------------------
Utilities                                      18%
--------------------------------------------------------
Transportation                                 17%
--------------------------------------------------------
Housing (Single Family)                         9%
--------------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------------

1998 Monthly Tax-Free Dividends Per Share(2)

Jan                                     0.077
Feb                                     0.077
Mar                                     0.077
Apr                                     0.077
May                                     0.077
Jun                                     0.077
Jul                                     0.077
Aug                                    0.0745
Sep                                    0.0745
Oct                                    0.0745
Nov                                    0.0745
Dec                                    0.0745

Share Price Performance
1/2/98                                 16.938
                                       17.188
                                       16.813
                                       16.625
                                       16.625
                                       16.875
                                       16.563
                                       16.313
                                       16.375
                                       16.813
                                        16.75
                                        16.25
                                        16.25
                                       16.375
                                        16.25
                                       16.375
                                       16.375
                                       16.375
                                       16.313
                                       16.563
                                       16.375
                                        16.25
                                        16.25
                                       16.625
                                       16.625
                                       16.375
                                       16.313
                                         16.5
                                       16.438
                                       16.375
                                       16.188
                                       16.313
                                        16.25
                                       16.313
                                        16.25
                                       16.188
                                        16.25
                                        16.25
                                       16.938
                                           17
                                       16.875
                                        16.88
                                        16.94
                                        17.06
                                        16.63
                                        16.88
                                        17.25
                                        17.31
                                        17.19
                                        17.31
12/31/98                              17.1875
Weekly Closing Price
Past performance is not predictive of future results.
1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Nuveen Insured Florida Premium Income Municipal Fund
Performance Overview
As of December 31, 1998

NFL

PORTFOLIO STATISTICS
===========================================================

Inception Date                               12/92
-----------------------------------------------------------
Share Price                              $15 13/16
-----------------------------------------------------------
Net Asset Value Per Share                   $15.80
-----------------------------------------------------------
Current Market Yield                         4.74%
-----------------------------------------------------------
Taxable-Equivalent Yield(1)                  6.87%
-----------------------------------------------------------
Fund Net Assets ($000)                    $336,769
-----------------------------------------------------------
Average Weighted Maturity (Years)            15.48
-----------------------------------------------------------
Leverage-Adjusted Duration (Years)            9.25
-----------------------------------------------------------
===========================================================
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
-----------------------------------------------------------

1-Year                        11.86%         7.15%
-----------------------------------------------------------
3-Year                        12.74%         6.90%
-----------------------------------------------------------
5-Year                         8.76%         6.59%
-----------------------------------------------------------
Since Inception                6.64%         7.52%
-----------------------------------------------------------
===========================================================
TAX-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
-----------------------------------------------------------

1-Year                        14.21%         9.41%
-----------------------------------------------------------
3-Year                        15.35%         9.26%
-----------------------------------------------------------
5-Year                        11.55%         9.10%
-----------------------------------------------------------
Since Inception                9.29%         9.96%
-----------------------------------------------------------
===========================================================
TOP 5 SECTORS
Transportation                                 19%
-----------------------------------------------------------
U.S. Guaranteed                                18%
-----------------------------------------------------------
Tax Obligation (Limited)                       17%
-----------------------------------------------------------
Water and Sewer                                12%
-----------------------------------------------------------
Utilities                                       8%
-----------------------------------------------------------
1998 Monthly Tax-Free Dividends Per Share
Jan                                     0.065
Feb                                     0.065
Mar                                     0.065
Apr                                     0.065
May                                    0.0625
Jun                                    0.0625
Jul                                    0.0625
Aug                                    0.0625
Sep                                    0.0625
Oct                                    0.0625
Nov                                    0.0625
Dec                                    0.0625
Share Price Performance
1/2/98                                  14.75
                                        15.25
                                       14.813
                                       15.125
                                           15
                                       14.938
                                           15
                                           15
                                       15.063
                                        14.75
                                        14.75
                                        14.75
                                       14.813
                                       14.938
                                       14.875
                                       14.813
                                       14.688
                                       14.813
                                       14.313
                                       14.375
                                         14.5
                                       14.313
                                       14.313
                                       14.188
                                       14.188
                                        14.25
                                       14.375
                                       14.188
                                        14.25
                                       14.313
                                       14.563
                                       14.375
                                         14.5
                                       14.438
                                         14.5
                                       14.438
                                       14.563
                                         14.5
                                       15.125
                                           15
                                       15.875
                                        15.56
                                        15.44
                                        15.56
                                        15.38
                                         15.5
                                        15.56
                                        15.38
                                        15.31
                                        15.25
12/31/98                              15.8125
Weekly Closing Price
Past performance is not predictive of future results.
1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Shareholder Meeting Report

                                                                                                               NQF
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                                   14,809,190            2,034           2,092
   Withhold                                                                                 137,542               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   14,807,338            2,034           2,092
   Withhold                                                                                 139,394               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

Anthony T. Dean
   For                                                                                   14,808,890            2,034           2,092
   Withhold                                                                                 137,842               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   14,800,124            2,034           2,092
   Withhold                                                                                 146,608               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

Peter R. Sawers
   For                                                                                   14,803,861            2,034           2,092
   Withhold                                                                                 142,871               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

William J. Schneider
   For                                                                                           --            2,034           2,092
   Withhold                                                                                      --               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,046           2,107
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            2,034           2,092
   Withhold                                                                                      --               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,046           2,107
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   14,802,526            2,034           2,092
   Withhold                                                                                 144,206               12              15
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                   14,783,671            2,045           2,100
   Against                                                                                   29,633               --               7
   Abstain                                                                                  133,428                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 14,946,732            2,046           2,107
====================================================================================================================================

Shareholder Meeting Report
                                                                                                      NUF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                 12,888,972             1,592            1,587             791
   Withhold                                                                94,866                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

Lawrence H. Brown
   For                                                                 12,888,389             1,592            1,587             791
   Withhold                                                                95,449                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

Anthony T. Dean
   For                                                                 12,889,296             1,592            1,587             791
   Withhold                                                                94,542                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                 12,883,568             1,592            1,587             791
   Withhold                                                               100,270                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

Peter R. Sawers
   For                                                                 12,887,047             1,592            1,587             791
   Withhold                                                                96,791                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

William J. Schneider
   For                                                                         --             1,592            1,587             791
   Withhold                                                                    --                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,594            1,587             793
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                         --             1,592            1,587             791
   Withhold                                                                    --                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,594            1,587             793
====================================================================================================================================

Judith M. Stockdale
   For                                                                 12,888,193             1,592            1,587             791
   Withhold                                                                95,645                 2               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                 12,765,976             1,591            1,583             792
   Against                                                                 34,280                 3                4              --
   Abstain                                                                183,582                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               12,983,838             1,594            1,587             793
====================================================================================================================================

Shareholder Meeting Report
                                                                                                               NFL
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-W       Series-TH
====================================================================================================================================

Robert P. Bremner
   For                                                                                   13,038,755            1,609           2,745
   Withhold                                                                                  60,175                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   13,029,974            1,609           2,745
   Withhold                                                                                  68,956                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

Anthony T. Dean
   For                                                                                   13,035,838            1,609           2,745
   Withhold                                                                                  63,092                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   13,032,692            1,605           2,737
   Withhold                                                                                  66,238               10              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

Peter R. Sawers
   For                                                                                   13,036,829            1,605           2,737
   Withhold                                                                                  62,101               10              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

William J. Schneider
   For                                                                                           --            1,609           2,745
   Withhold                                                                                      --                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            1,615           2,753
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            1,609           2,745
   Withhold                                                                                      --                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            1,615           2,753
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   13,034,192            1,609           2,745
   Withhold                                                                                  64,738                6               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                   12,965,081            1,604           2,747
   Against                                                                                   52,648               11               2
   Abstain                                                                                   81,201               --               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 13,098,930            1,615           2,753
====================================================================================================================================

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
                            DECEMBER 31, 1998
                            (UNAUDITED)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.3%

$  1,500,000    The Cape Canaveral Hospital District, Revenue Refunding
                Certificates, Series 1998, 5.250%, 1/01/28                                   1/08 at 101         BBB  $   1,460,790

   11,000,000   Jacksonville Health Facilities Authority, Florida,
                Hospital Facilities Refunding Revenue Bonds,
                Series 1991 (St. Luke's Hospital Association Project), 7.125%, 11/15/20     11/01 at 102         AA+     12,011,120

    7,500,000   City of Miami Beach Health Facilities Authority,
                Hospital Revenue Bonds Series 1998
                (Mount Sinai Medical Center of Florida Project), 5.375%, 11/15/28           11/08 at 101         BBB      7,330,500

    7,925,000   Adventist Health System/Sunbelt, Inc., Orange County,
                Florida, Health Facilities Authority, Hospital
                Revenue Bonds, Series 1991-B, 6.750%, 11/15/21                              11/01 at 102         AAA      8,664,957

    4,250,000   St. Johns County Industrial Development Authority,
                Hospital Revenue Bonds (Flagler Hospital Project),
                Series 1992, 6.000%, 8/01/22                                                 8/02 at 102          A2      4,445,160


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3%

    1,890,000   Florida Housing Finance Agency, General Mortgage
                Revenue Refunding Bonds, 1992 Series A,
                6.400%, 6/01/24                                                              6/02 at 103         AAA      2,018,728

    2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds,
                1996 Series K-1 (Mariner Club Apartments
                Project), 6.375%, 9/01/36 (Alternative Minimum Tax)                          9/06 at 102         AAA      2,713,975


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 15.1%

    6,845,000   Brevard County Housing Finance Authority, Single Family
                Mortgage Revenue Refunding Bonds,
                Series 1991C, 7.000%, 9/01/23                                                3/01 at 102         Aaa      7,247,486

    4,470,000   Housing Finance Authority of Broward County, Florida, GNMA
                and FNMA Collateralized Home Mortgage
                Revenue Bonds, 1991 Series A, 7.350%, 3/01/23
                (Alternative Minimum Tax)                                                    3/01 at 102         AAA      4,710,128

    1,220,000   Housing Finance Authority of Clay County (Florida), Single
                Family Mortgage Revenue Bonds,
                Series 1997 (Multi-County Program), 5.950%, 10/01/19
                (Alternative Minimum Tax)                                                    4/07 at 102         Aaa      1,293,871

    1,230,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Bonds,
                1990 Series C, 7.750%, 9/01/22 (Alternative Minimum Tax)                     9/00 at 102         Aaa      1,287,195

      730,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Bonds,
                Series B, 7.250%, 9/01/23 (Alternative Minimum Tax)                          3/01 at 102         Aaa        766,975

      335,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Bonds,
                Series 1995, 6.550%, 10/01/27 (Alternative Minimum Tax)                      4/05 at 102         AAA        355,103

    2,500,000   Escambia County Housing Finance Authority (Florida),
                Single Family Mortgage Revenue Bonds,
                Series 1998A (Multi-County Program), 5.300%, 10/01/19
                 (Alternative Minimum Tax)                                                   4/07 at 102         Aaa      2,543,325

   10,280,000   Florida Housing Finance Agency, Homeowner Mortgage
                Revenue Bonds, 1995 Series 2
                (Refunding/New Money Issue), 6.200%, 7/01/27
                 (Alternative Minimum Tax)                                                   1/06 at 102          AA     10,935,453

    1,900,000   Florida Housing Finance Agency, Homeowner Mortgage
                Revenue Bonds, Series 2
                (New Money and Refunding Issue), 6.350%, 7/01/28
                (Alternative Minimum Tax)                                                    1/07 at 102          AA      2,048,732

    3,065,000   Florida Housing Finance Agency, Homeowner Mortgage
                Revenue Bonds, Series 2,
                5.900%, 7/01/29 (Alternative Minimum Tax)                                    7/07 at 102         AAA      3,236,916

    3,040,000   Housing Finance Authority of Leon County (Florida), Single
                Family Mortgage Revenue Bonds,
                1991 Series A (Multi-County Program), 7.300%, 4/01/21
                (Alternative Minimum Tax)                                                    4/01 at 102         Aaa      3,191,270

    2,570,000   Housing Finance Authority of Manatee County, Florida,
                Single Family Mortgage Revenue Bonds,
                Series 1994 Sub-Series 3, 7.600%, 11/01/26 (Alternative Minimum Tax)        11/05 at 105         Aaa      2,888,629

    1,905,000   Housing Finance Authority of Manatee County, Florida,
                Single Family Mortgage Revenue Bonds,
                Series 1996 Sub-Series 1, 7.450%, 5/01/27 (Alternative Minimum Tax)          5/06 at 105         Aaa      2,171,395

                Orange County Housing Finance Authority, GNMA Collateralized
                Mortgage Revenue Bonds,
                1991 Series A:
    2,960,000    7.250%, 9/01/11 (Alternative Minimum Tax)                                    3/01 at 10         AAA      3,132,450
    8,810,000    7.375%, 9/01/24 (Alternative Minimum Tax)                                   3/01 at 103         AAA      9,328,645

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

$   2,810,000   Broward County, Florida, Public Improvement Refunding Bonds,
                Series 1986, (General Obligation Bonds.),
                12.500%, 1/01/04                                                            No Opt. Call          AA  $   3,885,837

    4,410,000   Dade County, Florida, Public Improvement Bonds (Series H), General
                Obligation Bonds, 6.700%, 6/01/02                                           No Opt. Call         AAA      4,830,494

    6,955,000   State of Florida, Full Faith and Credit, State Board of Education,
                Public Education Capital Outlay Bonds,
                1993 Series F, 6.000%, 6/01/20                                               6/05 at 101         AA+      7,556,468

    7,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998
                (General Obligation Bonds),
                5.000%, 7/01/28                                                              7/08 at 101           A      6,878,060


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.6%

    2,395,000   Dade County, Florida, Special Obligation Bonds
                (Courthouse Center Project), Series 1994,
                6.300%, 4/01/14                                                              4/04 at 102          A3      2,665,683

    8,905,000   Dade County, Florida, Special Obligation and Refunding Bonds,
                Series 1996B, 5.000%, 10/01/35                                              10/06 at 102         AAA      8,837,589

    5,000,000   The County of Hernando, Florida (Criminal Justice
                Complex Financing Program), 1986 Series,
                7.650%, 7/01/16                                                             No Opt. Call         AAA      6,688,650

    1,400,000   City of Pembroke Pines, Florida, Capital Improvement
                Revenue Bonds, Series 1995, 6.000%, 10/01/25                                10/04 at 102         AAA      1,547,210

                Tampa Sports Authority, 1995 Special Purpose Bonds, State of
                Florida Sales Tax Payment Series
                (Tampa Bay Arena Project):
    1,250,000    5.750%, 10/01/20                                                           No Opt. Call         AAA      1,394,113
    2,585,000    5.750%, 10/01/25                                                           No Opt. Call         AAA      2,905,359


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.3%

    6,055,000   Broward County, Florida, Airport System Revenue Bonds,
                Series G (AMT), 5.125%, 10/01/16
                (Alternative Minimum Tax) (WI)                                              10/08 at 101         AAA      6,134,348

    1,500,000   Dade County, Florida, Aviation Bonds, Series 1996A,
                5.750%, 10/01/26 (Alternative Minimum Tax)                                  10/06 at 102         AAA      1,586,445

    4,700,000   Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, City of Orlando, Florida,
                Series 1997, 5.750%, 10/01/09 (Alternative Minimum Tax)                     No Opt. Call         AAA      5,216,342

                Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, City of Orlando, Florida, Series 1997:
    1,990,000    5.750%, 10/01/10 (Alternative Minimum Tax)                                 No Opt. Call         AAA      2,216,283
    2,500,000    5.750%, 10/01/11 (Alternative Minimum Tax)                                 No Opt. Call         AAA      2,789,675

    2,590,000   Hillsborough County Aviation Authority, Florida, Tampa International
                Airport Revenue Bonds,
                1996 Series A, 6.000%, 10/01/23 (Alternative Minimum Tax)                   10/06 at 102         AAA      2,794,973

    3,500,000   Hillsborough County Aviation Authority, Florida, Tampa International
                Airport Revenue Bonds,
                Series 1996B, 5.875%, 10/01/23                                              10/06 at 102         AAA      3,807,125

    4,780,000   Hillborough County Aviation Authority, Florida, Tampa International
                Airport Revenue Refunding Bonds,
                Series 1997 A, 5.750%, 10/01/06 (Alternative Minimum Tax)                   No Opt. Call         AAA      5,268,755

    2,130,000   Hillsborough County Aviation Authority, Florida, Tampa International
                Airport Revenue Refunding Bonds,
                1991 Series A, 6.900%, 10/01/11                                             10/99 at 102         AAA      2,227,341

   15,450,000   Miami - Dade County, Florida, Aviation Revenue Bonds,
                Series 1998C, Miami International Airport
                (Hub of the Americas), 5.000%, 10/01/28 (Alternative Minimum Tax)           10/08 at 101         AAA     15,155,523

    1,425,000   County of Volusia, Florida, Airport System Revenue Bonds,
                Series 1991 (Daytona Beach
                Regional Airport), 7.000%, 10/01/21 (Alternative Minimum Tax)               10/00 at 102         AAA      1,525,548


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 31.0%

    7,475,000   Certificates of Participation, Series 1991A, The School
                Board of Broward County, Florida,                                            7/01 at 102         AAA      8,137,808
                6.500%, 7/01/11 (Pre-refunded to 7/01/01)

    3,000,000   The Cape Canaveral Hospital District, Improvement Revenue
                Certificates, Series 1991, 6.875%, 1/01/21
                (Pre-refunded to 1/01/01)                                                    1/01 at 102         AAA      3,252,660

   12,000,000   Charlotte County, Florida, Utility System Revenue Bonds,
                Series 1991, 7.000%, 10/01/14
                (Pre-refunded to 10/01/01)                                                  10/01 at 102         AAA     13,297,560

    7,345,000   Collier County Water - Sewer District (Florida), Water and
                Sewer Revenue Bonds, Series 1991,
                6.500%, 7/01/21 (Pre-refunded to 7/01/99)                                    7/99 at 102         AAA      7,616,912

    6,750,000   The School District of Dade County, Florida, General
                Obligation School Bonds, Series 1989,
                7.375%, 7/01/08 (Pre-refunded to 7/01/99)                                    7/99 at 102         AAA      7,028,640

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$   7,225,000   Dade County, Florida, Special Obligation and Refunding
                Bonds, Series 1996B, 0.000%, 10/01/20
                (Pre-refunded to 10/01/08)                                             10/08 at 48 27/32         AAA    $ 2,341,478

   10,165,000   Florida Keys Aqueduct Authority, Water Revenue
                Refunding Bonds, Series 1991, 6.750%, 9/01/21
                (Pre-refunded to 9/01/01)                                                    9/01 at 101         AAA     11,081,680

      950,000   City of Fort Myers, Florida, Improvement Revenue Bonds
                (Special Assessment Geographical Area
                No. 24 Improvements), Series 1991A,
                7.100%, 7/01/06 (Pre-refunded to 7/01/03)                                    7/03 at 100     BBB-***      1,077,756

    1,565,000   City of Green Cove Springs, Florida, Utilities Refunding
                Revenue Bonds, Series 1991, 6.750%, 10/01/10
                (Pre-refunded to 10/01/01)                                                  10/01 at 102         AAA      1,724,067

    3,530,000   Halifax Hospital Medical Center (Daytona Beach, Florida),
                Hospital Revenue Refunding Bonds, 1991
                Series A, 6.750%, 10/01/06 (Pre-refunded to 10/01/01)                       10/01 at 102         AAA      3,886,812

    1,870,000   Hillsborough County Aviation Authority, Florida, Tampa
                International Airport Revenue Refunding Bonds,
                1991 Series A, 6.900%, 10/01/11 (Pre-refunded to 10/01/99)                  10/99 at 102         AAA      1,960,433

   10,000,000   Jacksonville Electric Authority (Jacksonville, Florida),
                St. Johns River Power Park System
                Special Obligation Bonds, First Crossover Series,
                6.000%, 10/01/15 (Pre-refunded to 10/01/99)                                 10/99 at 100       AA***     10,221,000

   11,000,000   Jacksonville Health Facilities Authority, Health Facilities
                Revenue Refunding Bonds, Daughters of
                Charity National Health System Inc., St. Vincent's
                Medical Center Issue, Series 1990,
                7.500%, 11/01/15 (Pre-refunded to 11/01/00)                                 11/00 at 102         Aaa     12,018,050

    4,500,000   Orange County, Tourist Development Tax Refunding
                Revenue Bonds, Series 1992A,
                6.000%, 10/01/21 (Pre-refunded to 10/01/02)                                 10/02 at 100         AAA      4,866,390

    5,000,000   St. Lucie County, Florida, Utility System Revenue
                Bonds, Series 1990, 7.125%, 10/01/17
                (Pre-refunded to 10/01/00)                                                  10/00 at 102         AAA      5,417,600

    4,000,000   City of St. Petersburg, Health Facilities Authority
                (Florida), Revenue Bonds, Series 1985A
                (Allegany Health System Loan Program),
                7.000%, 12/01/15 (Pre-refunded to 12/01/01)                                 12/01 at 102         AAA      4,447,080

    4,500,000   City of Tampa, Florida, Revenue Bonds (The Florida
                Aquarium Project), Series 1992,
                7.750%, 5/01/27 (Pre-refunded to 5/01/02)                                    5/02 at 102      N/R***      5,121,810

    2,900,000   City of Tampa, Florida, Water and Sewer Systems
                Revenue Bonds, Series 1992, 6.000%, 10/01/17
                (Pre-refunded to 10/01/02)                                                  10/02 at 101         AAA      3,161,435

      475,000   County of Volusia, Florida, Airport System Revenue Bonds,
                Series 1991 (Daytona Beach Regional Airport),
                7.000%, 10/01/21 (Pre-refunded to 10/01/00)
                (Alternative Minimum Tax)                                                   10/00 at 102         AAA        513,290

    5,650,000   Certificates of Participation (School Board of Volusia
                County, Florida, Master Lease Program),
                Series 1991, 6.750%, 8/01/11 (Pre-refunded to 8/01/01)                       8/01 at 102         AAA      6,197,711


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.6%

      435,000   City of Green Cove Springs, Florida, Utilities Refunding
                Revenue Bonds, Series 1991, 6.750%, 10/01/10                                 10/01 at 10         AAA        473,924

    4,250,000   City of Lakeland, Florida, Electric and Water Revenue
                Bonds (Junior Subordinate Lien), Refunding and
                Improvement, Series 1996B, 6.000%, 10/01/11                                 No Opt. Call         AAA       4,924,985

    6,500,000   Lee County, Florida, Solid Waste System Revenue
                Bonds, Series 1991A, 7.000%, 10/01/05
                (Alternative Minimum Tax)                                                   10/01 at 102         AAA      7,123,545

    4,750,000   Lee County, Florida, Solid Waste System Revenue
                Bonds, Series 1991A, 7.000%, 10/01/06
                (Alternative Minimum Tax)                                                   10/01 at 102         AAA      5,205,668

   10,620,000   Martin County, Florida, Pollution Control Revenue
                Refunding Bonds (Florida Power and Light
                Company Project), Series 1990, 7.300%, 7/01/20                               7/00 at 102         AAA     11,374,763

    7,460,000   Orlando Utilities Commission, Water and Electric
                Subordinated Revenue Bonds, Series 1989D,
                5.000%, 10/01/23                                                            10/99 at 100         Aa2      7,360,334

    5,250,000   Orlando Utilities Commission, Water and Electric
                Revenue Refunding Bonds, Series 1992,
                6.000%, 10/01/10                                                            No Opt. Call         Aa1      6,058,238


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.3%

    4,155,000   Collier County Water - Sewer District (Florida), Water and
                Sewer Revenue Bonds, Series 1991,
                6.500%, 7/01/21                                                              7/99 at 102         AAA      4,300,134

      835,000   Florida Keys Aqueduct Authority, Water Revenue Bonds,
                Series 1991, 6.750%, 9/01/21                                                 9/01 at 101         AAA        902,017

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$   6,000,000   Village of Royal Palm Beach, Florida, Utility System
                Revenue Refunding Bonds, Series 1991,
                6.875%, 10/15/15                                                          10/01 at 102 b         AAA  $   6,576,179

    5,250,000   Seminole County, Florida, Water and Sewer Revenue
                Refunding and Improvement Bonds, Series 1992,
                6.000%, 10/01/19                                                            No Opt. Call         AAA      6,014,347

    1,450,000   City of Tampa, Florida, Water and Sewer Systems
                Revenue Bonds, Series 1992, 6.000%, 10/01/17                                10/02 at 101         AAA      1,550,165
------------------------------------------------------------------------------------------------------------------------------------

$ 344,610,000   Total Investments - (cost $337,508,500) - 99.8%                                                         364,929,095
============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.3%

$   1,000,000   Puerto Rico Highway and Transportation Authority, Transportation Revenue, Variable             VMG-1      1,000,000
=============    Rate Demand Bonds, 3.5000%, 7/01/28+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.1%)                                                                    (276,223)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 365,652,872
                ====================================================================================================================

    *     Optional Call  Provisions:  Dates (month and year) and prices of the earliest  optional call or redemption.
          There may be other call provisions at varying prices at later dates.
   **     Ratings: Using the higher of Standard & Poor's or Moody's rating.
   ***    Securities  are backed by an escrow or trust containing sufficient
          U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
   N/R    Investment is not rated.
   (WI)   Security purchased on a when-issued basis (note 1).
     +    Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
                            DECEMBER 31, 1998
                            (UNAUDITED)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

                Brevard County Educational Facilities Authority
                (Florida), Educational Facilities Refunding and
                Improvement Revenue Bonds, Series 1992:
$   2,850,000    6.750%, 11/01/07                                                           11/02 at 102        BBB- $    3,128,189
    4,790,000    6.875%, 11/01/22                                                           11/02 at 102        BBB-      5,146,424

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.1%

    1,000,000   Alachua County Health Facilities Authority (Florida),
                Health Facilities Revenue Bonds, Series 1992R
                (Shands Hospital at the University of Florida Project),
                5.750%, 12/01/15                                                            12/02 at 100         AAA      1,060,180

   10,395,000   City of Jacksonville, Florida, Hospital Revenue Bonds,
                Series 1992 (University Medical Center, Inc.
                Project), 6.600%, 2/01/21                                                    2/02 at 102         AAA     11,299,157

    1,500,000   City of Leesburg, Florida, Hospital Revenue Refunding
                Bonds (Leesburg Regional Medical Center
                Project), Series 1993A, 6.250%, 7/01/09                                      7/03 at 102         A-       1,626,585

    1,675,000   Orange County Health Facilities Authority, Florida,
                Hospital Revenue Bonds, Series 1991-A (Adventist
                Health System/Sunbelt Obligated Group, Inc.), 6.875%, 11/15/15              11/01 at 102         AAA      1,837,023

    5,000,000   Orange County Health Facilities Authority, Florida,
                Hospital Revenue Bonds, Series 1995 (Adventist
                Health System/Sunbelt Obligated Group, Inc.), 5.750%, 11/15/25              11/05 at 102         AAA      5,334,000

    2,000,000   Orange County Health Facilities Authority, Florida,
                Hospital Revenue Bonds (Orlando Regional
                Healthcare System), Series 1996A, 6.250%, 10/01/18                          No Opt. Call         AAA      2,332,600


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2%

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding
                Bonds, Series 1996 (Tamarac Pointe Apartments Project -
                GNMA Collateralized):
    1,500,000    6.250%, 7/01/26                                                             7/06 at 102         AAA      1,626,960
    1,000,000    6.300%, 1/01/32                                                             7/06 at 102         AAA      1,086,420

    1,655,000   Florida Housing Finance Agency, General Mortgage
                Revenue Refunding Bonds, 1992 Series A,
                6.400%, 6/01/24                                                              6/02 at 103         AAA      1,767,722

    1,000,000   Florida Housing Finance Agency, Housing Revenue
                Bonds, 1995 Series F (Holly Cove Apartment
                Project), 6.150%, 10/01/25 (Alternative Minimum Tax)                        10/05 at 102         AAA      1,068,180

                Florida Housing Finance Agency, Housing Revenue
                Bonds, 1997 Series F (Mar Lago Village
                Apartments Project):
    1,655,000    5.800%, 12/01/17 (Alternative Minimum Tax)                                 12/07 at 102         AAA      1,753,837
    1,670,000    5.900%, 12/01/27 (Alternative Minimum Tax)                                 12/07 at 102         AAA      1,772,087

    3,670,000   Florida Housing Finance Corporation, Housing Revenue
                Refunding Bonds, 1998 Series O (Hunters
                Ridge at Deerwood Apartments), 5.300%, 12/01/28                             12/08 at 102          A+      3,695,653

    1,000,000   Hialeah Housing Authority (Florida), Housing Revenue
                Refunding Bonds, Series 1998 (GNMA
                Collateralized), Affordable Housing Program, 5.300%, 12/20/18               12/08 at 105         AAA      1,025,430

    3,240,000   Housing Finance Authority of Pinellas County, Florida,
                Multifamily Housing Revenue Bonds
                (Emerald Bay Apartments Projects), Series 1998A,
                5.000%, 4/01/28 (Alternative Minimum Tax)                                    1/08 at 100         AAA      3,303,504


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

    2,344,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Refunding
                Bonds, 1991 Series D, 6.950%, 12/15/12                                      12/01 at 102         AAA      2,487,289

      410,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Bonds,
                1991 Series E, 7.000%, 3/01/24                                               3/01 at 102         Aaa        430,422

    1,665,000   Housing Finance Authority of Dade County (Florida),
                Single Family Mortgage Revenue Bonds,
                Series 1995, 6.550%, 10/01/27 (Alternative Minimum Tax)                      4/05 at 102         AAA      1,764,917

    5,260,000   Florida Housing Finance Agency, Homeowner
                Mortgage Revenue Bonds, 1995 Series 2
                (Refunding/New Money Issue), 6.200%, 7/01/27
                 (Alternative Minimum Tax)                                                   1/06 at 102          AA      5,595,378

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$   3,275,000   Florida Housing Finance Agency, Home Ownership
                Revenue Refunding Bonds, 1987 Series G1,
                8.595%, 11/01/17                                                            No Opt. Call         AAA   $  3,781,282

    3,165,000   Housing Finance Authority of Hillsborough County (Florida),
                Single Family Mortgage Revenue Bonds,
                Series 1998A, 5.300%, 4/01/31 (Alternative Minimum Tax)                     10/07 at 102         Aaa      3,187,946

    2,675,000   Housing Finance Authority of Lee County, Florida, Single Family
                Mortgage Revenue Bonds (Multi-County
                Program), Series 1997A, Subseries 1, 7.200%, 3/01/27
                (Alternative Minimum Tax)                                                    3/07 at 105         Aaa      3,044,257

    1,960,000   Orange County Housing Finance Authority (Orange County,
                Florida), Single Family Mortgage Revenue
                Bonds (GNMA and Fannie Mae Mortgage-Backed
                Securities Program), Series 1996A,
                6.300%, 4/01/28 (Alternative Minimum Tax)                                    4/06 at 102         AAA      2,092,790

                Orange County Housing Finance Authority, Single Family Mortgage
                Revenue Bonds (GNMA and Fannie Mae Mortgage Backed Securities
                Program), Series 1997B:
      930,000    5.800%, 9/01/17 (Alternative Minimum Tax)                                   9/07 at 102         AAA        970,055
    4,860,000    5.100%, 9/01/27 (Alternative Minimum Tax)                                   9/07 at 102         AAA      4,896,644

    2,490,000   Housing Finance Authority of Palm Beach County, Florida,
                Single Family Mortgage Revenue Bonds,
                Series 1997A, 5.900%, 4/01/29 (Alternative Minimum Tax)                      4/07 at 102         Aaa      2,622,866


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.6%

    2,150,000   Alachua County Library District, Florida, General
                Obligation Refunding Bonds, Series 1991,
                6.600%, 8/01/10                                                              8/01 at 102         AAA      2,333,954

    4,525,000   Dade County, Florida, Public Improvement Bonds, Series I
                (General Obligation Bonds), 6.900%, 7/01/02                                  No Opt. Call         AAA      4,993,609

                State of Florida, Full Faith and Credit, State Board of Education,
                Public Education Capital Outlay
                Refunding Bonds, Series 1989-A:
    3,290,000    7.250%, 6/01/23                                                             6/00 at 102         AA+      3,508,423
    5,000,000    6.000%, 6/01/25                                                             6/00 at 100         AA+      5,138,650

   10,000,000   State of Florida, Full Faith and Credit, State Board of
                Education, Public Education Capital Outlay
                Refunding Bonds, 1998 Series D, 4.500%, 6/01/24 (WI)                         6/08 at 101         AA+      9,223,800


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.5%

    2,000,000   Certificates of Participation, Series 1994, The
                Department of Corrections (State of Florida),
                6.000%, 3/01/14                                                              3/04 at 102          A+      2,161,340

    3,170,000   City of Jacksonville, Florida, Excise Taxes Revenue
                Bonds, Series 1993, 0.000%, 10/01/15
                (Alternative Minimum Tax)                                                   No Opt. Call         AAA      1,381,613

    2,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue
                Bonds, Series 1994, 6.125%, 1/01/24                                          1/04 at 102         AAA      2,205,940

    5,500,000   City of St. Petersburg, Florida, Public Improvement
                Refunding Revenue Bonds, Series 1992,
                6.375%, 2/01/12                                                             No Opt. Call         AAA      1,381,613


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.3%

   12,000,000   Dade County, Florida, Aviation Revenue Bonds,
                Series 1996A, 5.750%, 10/01/26
                (Alternative Minimum Tax)                                                   10/06 at 102         AAA     12,691,560

    1,500,000   Dade County, Florida, Aviation Revenue Bonds,
                Series 1995B, 6.000%, 10/01/24
                (Alternative Minimum Tax)                                                   10/05 at 102         AAA      1,625,745

    8,540,000   Greater Orlando Aviation Authority, Airport Facilities
                Revenue Bonds, Series 1992A, 6.500%, 10/01/12
                (Alternative Minimum Tax)                                                   10/02 at 102         AAA      9,387,937

    5,000,000   Greater Orlando Aviation Authority, Airport Facilities
                Revenue Bonds, Series 1997, 5.250%, 10/01/23
                (Alternative Minimum Tax)                                                   10/07 at 101         AAA      5,030,200

    7,500,000   Miami - Dade County, Florida, Aviation Revenue
                Bonds, Series 1998A, Miami International Airport
                (Hub of the Americas), 5.000%, 10/01/24 (Alternative Minimum Tax)           10/08 at 101         AAA      7,366,200

    7,065,000   Miami - Dade County, Florida, Aviation Revenue Bonds,
                Series 1998C, Miami International Airport
                (Hub of the Americas), 5.000%, 10/01/23 (Alternative Minimum Tax)           10/08 at 101         AAA      6,941,363

    7,500,000   Palm Beach County, Florida, Airport System Revenue
                Refunding Bonds, Series 1991, 7.750%, 10/01/10                              10/01 at 10          AAA      8,393,925

    2,500,000   Palm Beach County, Florida, Airport System Revenue
                Refunding Bonds, Series 1992, 6.375%, 10/01/14                              10/02 at 102         AAA      2,744,275

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 26.7%

$   1,500,000   Bradford County Health Facilities Authority, Health
                Facilities Revenue Refunding Bonds, Series 1993
                (Santa Fe HealthCare Facilities Project), 6.050%, 11/15/16                  No Opt. Call         AAA   $  1,707,600

    3,490,000   Charlotte County, Florida, Utility System Revenue
                Bonds, Series 1991, 6.875%, 10/01/21
                (Pre-refunded to 10/01/01)                                                  10/01 at 102         AAA      3,856,066

    3,910,000   Collier County Water-Sewer District (Florida), Water
                and Sewer Revenue Bonds, Series 1991,
                6.500%, 7/01/21 (Pre-refunded to 7/01/99)                                    7/99 at 102         AAA      4,054,748

    7,000,000   Dade County Health Facilities Authority, Hospital
                Revenue Refunding Bonds, Series 1992 (North Shore
                Medical Center Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)           8/02 at 102         AAA      7,784,770

    2,205,000   City of Dunedin (Florida), Hospital Revenue Bonds
                Series 1991 (Mease Health Care), 6.750%, 11/15/21
                (Pre-refunded to 11/15/01)                                                  11/01 at 102         AAA      2,435,489

    1,000,000   State of Florida, Full Faith and Credit, Pollution Control
                Bonds, Series Y, Division of Bond Finance of the
                Department of General Services, 6.600%, 7/01/17
                (Pre-refunded to 7/01/02)                                                    7/02 at 101         AA+***   1,103,700

    2,750,000   State Board of Education of Florida, Public Education
                Capital Outlay Bonds, Series 1991-C,
                6.625%, 6/01/22 (Pre-refunded to 6/01/02)                                    6/02 at 101         Aaa      3,034,570

    1,000,000   Hillsborough County, Florida, Capital Improvement,
                Non-Ad Valorem Revenue Bonds (Museum of
                Science and Industry Project), Series 1992,
                6.450%, 1/01/22 (Pre-refunded to 1/01/00)                                    1/00 at 102         A***     1,052,280

    4,750,000   City of Hollywood, Florida, Water and Sewer
                Revenue Bonds, Series 1991, 6.875%, 10/01/21
                (Pre-refunded to 10/01/01)                                                  10/01 at 102         AAA      5,248,228

    4,625,000   Jacksonville Electric Authority (Jacksonville, Florida),
                Bulk Power Supply System Revenue Bonds
                (Scherer 4 Project, Issue One, Series 1991A),
                6.750%, 10/01/21 (Pre-refunded to 10/01/00)                                 10/00 at 101         Aaa      4,960,590

    2,750,000   Kissimmee Utility Authority (Florida), Electric System
                Improvement and Refunding Revenue Bonds,
                Series 1991, 6.500%, 10/01/17 (Pre-refunded to 10/01/01)                    10/01 at 102         AAA      3,011,635

    2,500,000   City of Leesburg, Florida, Capital Improvement Hospital
                Revenue Bonds (Leesburg Regional Medical
                Center Project) Series 1991A, 7.500%, 7/01/21
                (Pre-refunded to 7/01/02)                                                    7/02 at 102       A-***      2,853,625

    3,000,000   Orange County, Tourist Development Tax Revenue
                Bonds, Series 1992A. 1992B, 6.500%, 10/01/19
                (Pre-refunded to 10/01/02)                                                  10/02 at 102         AAA      3,345,360

    7,490,000   Orange County, Tourist Development Tax Revenue
                Bonds, Series 1992A. 1992B, 6.000%, 10/01/21
                (Pre-refunded to 10/01/02)                                                  10/02 at 100         AAA      8,099,836

    7,375,000   Orlando (Florida), Utilities Commission, Water and
                Electric Subordinated Revenue Bonds, Series 1991A,
                6.500%, 10/01/20 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa      8,076,658

      825,000   Solid Waste Authority of Palm Beach County,
                Refunding Revenue Bonds, Series 1997A,
                6.000%, 10/01/09                                                            No Opt. Call         AAA        955,985

   11,000,000   Reedy Creek Improvement District (Florida), (Located in
                Orange and Osceola Counties), Utilities
                Revenue Bonds, Series 1991-1, 6.500%,
                10/01/16 (Pre-refunded to 10/01/01)                                         10/01 at 101         AAA     11,946,660

    5,000,000   City of St. Petersburg Health Facilities Authority
                (Florida), Revenue Bonds, Series 1985 A (Allegany
                Health System Loan Program), 7.000%, 12/01/15
                (Pre-refunded to 12/01/01)                                                  12/01 at 102         AAA      5,558,850

    2,300,000   Sarasota County, Florida, Utility System Revenue
                Bonds, Series 1994, 6.500%, 10/01/22
                (Pre-refunded to 10/01/04)                                                  10/04 at 102         AAA      2,649,761

    2,000,000   The School Board of Seminole County, Florida,
                Certificates of Participation, Series 1994A,
                6.125%, 7/01/19 (Pre-refunded to 7/01/04)                                    7/04 at 102         AAA      2,257,640

    1,000,000   City of Stuart, Florida, Public Utilities, Revenue
                Improvement Bonds, Series 1994, 6.800%, 10/01/24
                (Pre-refunded to 10/01/03)                                                  10/03 at 100         AAA      1,131,270

    3,000,000   City of Tampa, Florida, Revenue Bonds (The Florida
                Aquarium Project), Series 1992, 7.750%, 5/01/27
                (Pre-refunded to 5/01/02)                                                    5/02 at 102      N/R***      3,414,540


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.7%

   10,000,000   Citrus County, Florida, Pollution Control Refunding
                Revenue Bonds Series 1992A (Florida Power
                Corporation Crystal River Power Plant Project), 6.625%, 1/01/27              1/02 at 102          A+     10,810,700

    5,000,000   Florida Gas Utility, Gas Project No. 1 Revenue
                Bonds, Series 1998, 5.000%, 12/01/08                                        No Opt. Call         AAA      5,349,600

    5,830,000   Hillsborough County Industrial Development
                Authority (Florida), Pollution Control Revenue Bonds
                (Tampa Electric Company Project), Series 1991, 7.875%, 8/01/21               8/01 at 103          AA      6,540,677

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$   9,800,000   Hillsborough County Industrial Development Authority,
                Pollution Control Revenue Refunding Bonds
                (Tampa Electric Company Project), Series 1992, 8.000%, 5/01/22               5/02 at 103          AA   $ 11,247,068

    5,000,000   Jacksonville Electric Authority Special Obligation
                5th Crossover Series, 5.375%, 10/01/10                                      10/04 at 101          AA      5,295,750

                Jacksonville Electric Authority (Jacksonville, Florida),
                St. Johns River Power Park System Refunding
                Revenue Bonds, Issue Two, Series Seven:
    1,500,000    5.750%, 10/01/12                                                           10/02 at 101          AA      1,595,580
    2,000,000    5.500%, 10/01/14                                                           10/02 at 101          AA      2,096,020

    5,000,000   City of Lakeland, Florida, Electric and Water
                Revenue Bonds, (Junior Subordinate Lien), Refunding
                Series 1996, 6.500%, 10/01/09                                               No Opt. Call         AAA      5,937,550

    6,175,000   Solid Waste Authority of Palm Beach County,
                Refunding Revenue Bonds, Series 1997A,
                6.000%, 10/01/09                                                            No Opt. Call         AAA      7,097,545

    2,500,000   St. Lucie County, Florida, Solid Waste Disposal
                Revenue Bonds (Florida Power and Light Company
                Project), Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)             2/01 at 102         AA-      2,699,475


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.1%

    2,190,000   Collier County Water-Sewer District (Florida),
                Water and Sewer Revenue Bonds, Series 1991,
                6.500%, 7/01/21                                                              7/99 at 102         AAA      2,266,497

    5,000,000   Town of Davie, Florida, Water and Sewer Improvement
                and Refunding, Revenue Bonds, Series 1992,
                6.250%, 10/01/17                                                            10/02 at 102         AAA      5,475,799

    1,500,000   Peace River/Manasota Regional Water Supply
                Authority (Florida), Revenue Bonds (Peace River Option
                Project), Series 1998A, 5.000%, 10/01/28                                    10/08 at 101         AAA      1,494,119

    1,000,000   City of Venice, Florida, Utilities Revenue
                Refunding Bonds, Series 1993, 5.500%, 7/01/14                                7/03 at 102         AAA      1,068,539
------------------------------------------------------------------------------------------------------------------------------------
$ 306,839,000   Total Investments - (cost $305,001,419) - 99.0%                                                          328,352,956
=============
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,154,818
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 331,507,774
                ====================================================================================================================
     *    Optional Call  Provisions:  Dates (month and year) and prices of the earliest  optional call or redemption. There may be other call provisions at varying prices at later dates.

    **    Ratings: Using the higher of Standard & Poor's or Moody's rating.

   ***    Securities  are backed by an escrow or trust  containing  sufficient
          U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

   N/R    Investment is not rated.

   (WI)   Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
                            DECEMBER 31, 1998
                            (UNAUDITED)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 7.3%

$  2,500,000    Alachua County Health Facilities Authority (Florida),
                Health Facilities Revenue Bonds, Series 1992R
                (Shands Hospital at the University of Florida Project),
                5.750%, 12/01/15                                                            12/02 at 100         AAA  $   2,650,450

    2,000,000   Brevard County Health Facilities Authority, Hospital
                Revenue Bonds, Series 1996 (Holmes Regional
                Medical Center Project), 5.625%, 10/01/14                                   10/06 at 101         AAA      2,149,940

    2,500,000   Hillsborough County Industrial Development Authority
                (Florida), Industrial Development Revenue Bonds,
                Series 1994 (University Community Hospital), 6.500%, 8/15/19                No Opt. Call         AAA      3,014,950

    5,000,000   Hospital Board of Directors of Lee County, Florida,
                Hospital Revenue Bonds (Lee Memorial Health
                System), Fixed Rate Hospital Revenue Bonds, 1997
                Series A, 5.750%, 4/01/22                                                    4/07 at 102         AAA      5,336,750

    5,000,000   North Broward Hospital District (Florida), Refunding
                and Improvement Revenue Bonds, Series 1997,
                5.375%, 1/15/24                                                              1/07 at 101         AAA      5,128,600

    5,785,000   Polk County Industrial Development Authority,
                Industrial Development Variable Rate Revenue Bonds,
                1985 Series  2 (Winter Haven Hospital Project), 6.250%, 9/01/15              9/02 at 103         AAA      6,351,930


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.5%

    2,575,000   Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds
                (Deer Chase Apartments Project-GNMA Collateralized),
                Series 1997 A-1, 5.950%, 11/01/27                                            5/07 at 102         AAA      2,738,255

    1,000,000   Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds
                (Pompano Oaks Apartments Project-GNMA
                 Collateralized), Series 1997, 6.000%, 12/01/27
                (Alternative Minimum Tax)                                                    6/07 at 102         AAA      1,067,820

    1,040,000   Housing Finance Authority of Collier County, Florida
                Multifamily Housing Revenue Refunding Bonds,
                Series 1998A, Subseries 1 (Saxon Manor Isles Project),
                5.350%, 9/01/18 (Alternative Minimum Tax)                                     3/08 at 101         AAA     1,057,878

    1,400,000   Housing Finance Authority of Collier County, Florida
                Multifamily Housing Revenue Refunding Bonds,
                Series 1998A, Subseries 1 (Saxon Manor Isles
                Project), 5.400%, 9/01/23 (Alternative Minimum Tax)                           3/08 at 101         AAA     1,423,996

                Housing Finance Authority of Collier County, Florida Multifamily
                Housing Revenue Bonds, Series 1998B (Saxon Manor Isles Project):
    1,260,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                   3/08 at 101         AAA      1,281,659
    1,000,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                   3/08 at 101         AAA      1,017,140

                Housing Finance Authority of Dade County Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
    1,230,000    5.650%, 9/01/17 (Alternative Minimum Tax)                                   9/07 at 101         AAA      1,280,073
    1,690,000    5.700%, 9/01/22 (Alternative Minimum Tax)                                   9/07 at 101         AAA      1,758,648
    1,890,000    5.750%, 9/01/29 (Alternative Minimum Tax)                                   9/07 at 101         AAA      1,966,583

    1,400,000   Florida Housing Finance Agency, Housing Revenue
                Bonds, 1997 Series A (Riverfront Apartments
                Project), 6.250%, 4/01/37 (Alternative Minimum Tax)                          4/07 at 102         AAA      1,513,204

    1,590,000   Florida Housing Finance Agency, Housing Revenue
                Bonds, 1995 Series E  (Williamsburg Village
                Apartments Project), 6.100%, 12/01/20 (Alternative Minimum Tax)             12/05 at 102         AAA      1,699,169

    1,000,000   Florida Housing Finance Agency, Housing Revenue
                Bonds, 1996 Series C1 (Turtle Creek Apartments
                Project), 6.100%, 5/01/16 (Alternative Minimum Tax)                          5/06 at 102         AAA      1,071,910

                Florida Housing Finance Agency, Housing Revenue Bonds,
                1996 Series D-1 (Sterling Palms
                Apartments Project):
    1,000,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                  6/06 at 102         AAA      1,082,530
    1,500,000    6.400%, 12/01/26 (Alternative Minimum Tax)                                  6/06 at 102         AAA      1,630,995

      750,000   Florida Housing Finance Agency, Housing Revenue
                Bonds, 1996 Series V (The Crossings at Indian Run
                Apartments Project), 6.100%, 12/01/26
                (Alternative Minimum Tax)                                                   12/06 at 102         AAA        802,343

    3,605,000   City of Jacksonville, Florida, Housing Revenue
                Refunding Bonds, Series 1993A (GNMA Collateralized-
                Windermere Manor Apartments Project), 5.875%, 3/20/28                        9/03 at 102         AAA      3,755,689

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.8%

$   5,050,000   Duval County Housing Finance Authority, Single
                Family Mortgage Revenue Bonds (GNMA
                Mortgage-Backed Securities Program),
                Series 1994, 6.700%, 10/01/26 (Alternative Minimum Tax)                     10/04 at 102         Aaa  $   5,431,629

    2,875,000   Escambia County Housing Finance Authority (Florida),
                Single Family Mortgage Revenue Bonds,
                Series 1992A (Multi-County Program), 6.900%, 4/01/20
                (Alternative Minimum Tax)                                                   10/02 at 102         Aaa      3,039,421

    3,970,000   Florida Housing Finance Agency, Homeowner
                Mortgage Revenue Bonds, 1997 Series 2,
                5.750%, 7/01/14 (Alternative Minimum Tax)                                    7/07 at 102         AAA      4,181,085


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.8%

                Dade County, Florida, Public Improvement
                Bonds (Series I) (General Obligation Bonds):
    4,000,000   6.900%, 7/01/01                                                             No Opt. Call         AAA      4,314,600
    5,125,000   6.900%, 7/01/04                                                             No Opt. Call         AAA      5,885,806

    2,000,000   Dade County, Florida,  General Obligation
                Bonds (Parks Program), Series 1997, 5.125%, 11/01/22                        11/07 at 102         AAA      2,006,460

                The School District of Dade County, Florida, General
                Obligation School Bonds, Series 1994:
    5,000,000   5.000%, 8/01/12                                                              8/03 at 101         AAA      5,116,850
    3,500,000   5.000%, 8/01/14                                                              8/03 at 101         AAA      3,543,855

    2,000,000   The City of Miami, Florida, General Obligation Bonds,
                Series 1995 (Sanitary Sewer System),
                5.400%, 1/01/12                                                              1/03 at 101         AAA      2,114,080


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.1%

    3,500,000   State of Florida, Department of Environmental
                Protection, Preservation 2000 Revenue Bonds,
                Series 1994A, 4.900%, 7/01/13                                                7/04 at 101         AAA      3,543,120

    4,500,000   State of Florida, Department of Environmental
                Protection, Preservation 2000 Revenue Bonds,
                Series 1995A, 5.750%, 7/01/11                                                7/05 at 101         AAA      4,898,070

    2,100,000   Gulf Breeze Local Government Loan Program Bonds,
                Remarketed Series 1985B, 5.900%, 12/01/15                                   12/06 at 101         AAA      2,280,097

    1,400,000   Hernando County, Florida, Capital Improvement
                Refunding Revenue Bonds, Series 1993,
                5.750%, 2/01/14                                                              2/03 at 102         AAA      1,509,214

    1,025,000   Jacksonville Sales Tax Revenue Bonds, Series 1995
                (River City Renaissance Project), 5.500%, 10/01/10                           10/05 at 101         AAA      1,108,271

    5,000,000   The School Board of Miami-Dade County, Florida,
                Certificates of Participation, Series 1998C
                (Refunding), 5.000%, 8/01/25                                                 8/08 at 101         AAA      4,945,400

   10,235,000   School Board of Okaloosa County, Florida,
                Sales Tax Revenue Bonds, Series 1995, 6.000%, 9/01/99                       No Opt. Call         AAA     10,440,826

    1,000,000   City of Opa-Locka, Florida, Capital Improvement
                Revenue Bonds, Series 1994, 7.000%, 1/01/14                                  1/04 at 102         AAA      1,145,500

    6,000,000   Orange County, Tourist Development Tax Revenue
                Bonds, Series 1992A, 6.250%, 10/01/13                                       10/02 at 102         AAA      6,566,160

    2,310,000   Orange County, Florida, Tourist Development Tax
                Refunding Revenue Bonds, Series 1997,
                6.000%, 10/01/07                                                            No Opt. Call         AAA      2,627,995

                Palm Beach County, Florida, Administrative Complex
                Revenue Refunding Bonds, Series 1993:
    1,265,000    5.200%, 6/01/06                                                            No Opt. Call         AAA      1,355,764
    6,500,000    5.250%, 6/01/11                                                            No Opt. Call         AAA      7,050,550

                Palm Beach County, Florida, Criminal Justice Facilities,
                Revenue Refunding Bonds, Series 1993:
    3,000,000    5.375%, 6/01/08                                                            No Opt. Call         AAA      3,297,930
    4,000,000    5.375%, 6/01/10                                                            No Opt. Call         AAA      4,392,560

    2,335,000   Pasco County, Florida, Gas Tax Refunding
                Revenue Bonds, Series 1992, 5.750%, 8/01/13                                  8/02 at 102         AAA      2,510,265


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.5%

    3,000,000   Dade County, Florida, Aviation Revenue Refunding
                Bonds (Series Y), 5.500%, 10/01/11                                          10/03 at 102         AAA      3,240,810

                Dade County, Florida, Seaport Revenue
                Refunding Bonds, Series 1995:
    1,000,000   6.200%, 10/01/05                                                            No Opt. Call         AAA      1,132,230
    1,100,000   5.750%, 10/01/15                                                            10/05 at 102         AAA      1,193,940

                State of Florida, Department of Transportation,
                Turnpike Revenue Bonds, Series 1995A:
   10,000,000   5.500%, 7/01/13                                                              7/05 at 101         AAA     10,637,200
    3,000,000   5.500%, 7/01/21                                                              7/05 at 101         AAA      3,131,940

    2,000,000   State of Florida, Department of Transportation,
                Turnpike Revenue Bonds, Series 1998B,
                5.250%, 7/01/13                                                              7/08 at 101         AAA      2,115,840

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$   2,000,000   Greater Orlando Aviation Authority, Airport Facilities,
                Revenue Bonds, Series 1992A, 6.375%, 10/01/21
                (Alternative Minimum Tax)                                                   10/02 at 102         AAA  $   2,178,800

                Greater Orlando Aviation Authority, Airport Facilities
                Revenue Bonds, of the City of Orlando, Florida,
                Series 1997:
    1,000,000    5.125%, 10/01/17 (Alternative Minimum Tax)                                 10/07 at 101         AAA      1,012,460
    4,795,000    5.250%, 10/01/23 (Alternative Minimum Tax)                                 10/07 at 101         AAA      4,823,962

    6,000,000   Hillsborough County Aviation Authority, Florida,
                Tampa International Airport Revenue Refunding Bonds,
                1993 Series B, 5.600%, 10/01/19                                             10/03 at 102         AAA      6,292,860

    1,000,000   Hillsborough County Aviation Authority, Florida,
                Tampa International Airport Revenue Bonds,
                 1993 Series D, 5.375%, 10/01/23 (Alternative Minimum Tax)                  10/03 at 102         AAA      1,014,030

    6,000,000   Hillsborough County Aviation Authority, Florida,
                Tampa International Airport Revenue Bonds,
                 Series 1996B, 5.700%, 10/01/15                                             10/06 at 102         AAA      6,537,600

    2,350,000   Jacksonville Port Authority, Airport Revenue Refunding
                Bonds, Series 1993, 5.250%, 10/01/17
                 (Alternative Minimum Tax)                                                  10/03 at 102         AAA      2,389,457

    1,000,000   Jacksonville Port Authority (Jacksonville, Florida), 1993 Port
                Facilities Revenue Refunding Bonds,
                 7.625%, 11/01/07                                                           11/03 at 102         AAA      1,179,650

    3,800,000   Jacksonville Port Authority (Jacksonville, Florida), 1996 Port
                Facilities Revenue Refunding Bonds,
                 5.625%, 11/01/18 (Alternative Minimum Tax)                                 11/06 at 102         AAA      3,980,918

    1,000,000   State of Florida, Orlando-Orange County Expressway
                Authority, Junior Lien Revenue Bonds,
                 Series of 1998, 5.000%, 7/01/21                                             7/08 at 101         AAA        996,650

    5,550,000   Palm Beach County, Florida, Airport System Revenue
                Refunding Bonds, Series 1991,  7.625%, 10/01/04                             10/01 at 102         AAA      6,216,833

    1,000,000   City of Pensacola, Florida, Airport Revenue Bonds,
                Series 1997A, 5.600%, 10/01/17                                              10/07 at 102         AAA      1,074,060

    3,000,000   Sarasota-Manatee Airport Authority, Airport System
                Revenue Refunding Bonds, Series 1996,
                 5.375%, 8/01/11                                                             8/06 at 102         AAA      3,243,420


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.5%

    3,750,000   Broward County Health Facilities Authority (Florida),
                Hospital Revenue Bonds (Holy Cross Hospital, Inc.),
                 Series 1993, 5.850%, 6/01/12                                                6/03 at 102         AAA      4,132,613

    3,000,000   Florida Municipal Power Agency, All-Requirements Power
                Supply Project Revenue Bonds, Series 1992,
                 6.250%, 10/01/21 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      3,322,680

                Florida Municipal Power Agency, Stanton II
                Project Revenue Bonds, Series 1992:
    4,000,000    6.500%, 10/01/20 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      4,465,000
    6,625,000    6.000%, 10/01/27 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      7,280,080

    2,000,000   State of Florida, Department of Transportation,
                Turnpike Revenue Bonds, Series 1991A,
                 7.000%, 7/01/04 (Pre-refunded to 7/01/01)                                   7/01 at 102         AAA      2,201,080

    3,995,000   State of Florida, Department of Transportation,
                Turnpike Revenue Bonds, Series 1992A,
                 6.350%, 7/01/22 (Pre-refunded to 7/01/02)                                   7/02 at 101         AAA      4,380,917

      930,000   Orange County, Florida, Water Utilities System
                Revenue Bonds, Series 1992, 6.250%, 10/01/17
                 (Pre-refunded to 4/01/02)                                                   4/02 at 102         AAA      1,020,098

                City of Palm Bay, Florida, Utility System Refunding
                Revenue Bonds, Series 1994 (Palm Bay
                Utility Corporation Project):
    1,000,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      1,105,820
    3,295,000    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      3,643,677

      475,000   Solid Waste Authority of Palm Beach County,
                Refunding Revenue Bonds, Series 1997A,
                 6.000%, 10/01/09                                                           No Opt. Call         AAA        550,416

    1,000,000   City of Port St. Lucie, Florida, Utility System Revenue
                Bonds, Series 1994, 6.000%, 9/01/24
                 (Pre-refunded to 9/01/04)                                                   9/04 at 100         AAA      1,109,110

                St. Lucie County, Florida, Utility System Refunding
                and Revenue Bonds, Series 1993:
    5,000,000    5.500%, 10/01/15                                                           10/03 at 102         AAA      5,432,250
    1,200,000    5.500%, 10/01/21                                                           10/03 at 102         AAA      1,306,860

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

                City of Sunrise, Florida, Utility System Revenue Bonds,
                Series 1996A:
$   6,900,000    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                                10/06 at 101         AAA  $   7,743,249
    8,700,000    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                                10/06 at 101         AAA      9,763,227

    1,500,000   City of Tampa, Florida, Allegany Health System
                Revenue Bonds, St. Josephs Hospital, Inc. Issue,
                 Series 1993, 5.125%, 12/01/23                                              12/03 at 102         AAA      1,517,910


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.0%

    1,250,000   Florida Municipal Power Agency, St. Lucie Project
                Refunding Revenue Bonds, Series 1992,
                 5.250%, 10/01/21                                                           10/02 at 102         AAA      1,266,913

    1,500,000   Florida Municipal Power Agency, Tri-City Project
                Refunding Revenue Bonds, Series 1992,
                 5.500%, 10/01/19                                                           10/03 at 100         AAA      1,560,465

                City of Lakeland, Florida, Electric and Water Revenue
                Bonds (Junior Subordinate Lien), Refunding
                and Improvement Series 1996B:
    4,785,000    6.000%, 10/01/08                                                           No Opt. Call         AAA      5,505,143
    4,000,000    6.000%, 10/01/09                                                           No Opt. Call         AAA      4,612,920

    3,525,000   Solid Waste Authority of Palm Beach County,
                Refunding Revenue Bonds, Series 1997A,
                 6.000%, 10/01/09                                                           No Opt. Call         AAA      4,051,635

   10,000,000   Reedy Creek Improvement District (Florida), Utilities
                Revenue Improvement and Refunding Bonds,
                 Series 1994-1, 5.000%, 10/01/19                                            10/04 at 101         AAA      9,929,000


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.2%

    1,000,000   City of Cocoa, Florida, Water and Sewer System
                Refunding Revenue Bonds, Series 1993A,
                 5.000%, 10/01/23                                                           10/03 at 100         AAA        995,000

    2,700,000   City of Cocoa, Florida, Water and Sewer System
                Improvement Revenue Bonds, Series 1997,
                 5.875%, 10/01/26                                                           10/07 at 101         AAA      2,930,445

                Dade County, Florida, Water and Sewer System
                Revenue Bonds, Series 1995:
      500,000    6.250%, 10/01/10                                                           No Opt. Call         AAA        587,490
    3,730,000    5.750%, 10/01/22                                                           10/05 at 102         AAA      3,992,816

    2,000,000   The City of Daytona Beach, Florida, Water and Sewer
                Revenue Bonds, Series 1992, 5.500%, 11/15/17                                11/02 at 100         AAA      2,093,460

    2,000,000   Hillsborough County, Florida, Refunding Utility
                Revenue Bonds, Series 1991A, 6.625%, 8/01/11                                 8/02 at 102         AAA      2,168,620

    8,000,000   Indian River County, Florida, Water and Sewer Revenue
                Bonds, Series 1993A, 5.250%, 9/01/24                                         9/08 at 100         AAA      8,206,640

    2,000,000   Indian Trail Water Control District, Water Control and
                Improvement Bonds, Unit of Development                                       8/07 at 101         AAA      2,102,519
                 No. 17, Series 1996, 5.500%, 8/01/22

    1,070,000   Orange County, Florida, Water Utilities System Revenue
                Bonds, Series 1992, 6.250%, 10/01/17                                         4/02 at 102         AAA      1,162,105

    2,250,000   City of Port Orange, Florida, Water and Sewer Refunding
                Junior Lien Revenue Bonds, Series 1993,
                 5.250%, 10/01/21                                                           10/03 at 101         AAA      2,287,507

   11,385,000   Seminole County, Florida, Water and Sewer Revenue
                Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19                                                           No Opt. Call         AAA     13,042,541

    1,300,000   City of Sunrise, Florida, Utility System Revenue
                Refunding Bonds, Series 1996, 5.800%, 10/01/11                              10/06 at 102         AAA      1,452,190
------------------------------------------------------------------------------------------------------------------------------------

$ 309,365,000   Total Investments -  (cost $307,413,105) -  98.7%                                                        332,401,076
============
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -  1.3%                                                                      4,367,957
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -  100%                                                                                     $ 336,769,033
                ====================================================================================================================
   *    Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 **     Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
DECEMBER 31, 1998
(UNAUDITED)
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value (note 1)                  $364,929,095        $328,352,956        $332,401,076
 Temporary investments in short-term municipal securities
   at amortized cost, which approximates market value (note 1)                     1,000,000                  --                  --
 Cash                                                                                 21,338               3,504                  --
 Receivables:
   Interest                                                                        6,273,515           5,432,460           5,249,649
   Investments sold                                                                  190,506           7,463,500              15,000
 Other assets                                                                         11,604              24,060               6,298
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               372,426,058         341,276,480         337,672,023
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments purchased                                                 6,173,507           9,380,500                  --
 Accrued expenses:
   Management fees (note 6)                                                          198,411             180,206             183,025
   Other                                                                             401,268             208,000             719,965
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                            6,773,186           9,768,706             902,990
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $365,652,872        $331,507,774        $336,769,033
====================================================================================================================================
Preferred shares, at liquidation value                                          $110,000,000        $105,000,000        $111,000,000
====================================================================================================================================
Preferred shares outstanding                                                           4,400               4,200               4,440
====================================================================================================================================
Common shares outstanding                                                         16,302,225          14,122,954          14,290,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)               $  15.68            $  16.04            $  15.80
====================================================================================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998
(UNAUDITED)
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1)                                                       $10,903,150          $9,376,971         $ 8,604,484
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                                          1,176,475           1,067,815           1,080,733
 Preferred shares - auction fees                                                     138,629             132,329             139,890
 Preferred shares - dividend disbursing agent fees                                    10,081              15,123              10,081
 Shareholders' servicing agent fees and expenses                                      19,462              17,855              17,704
 Custodian's fees and expenses                                                        32,062              27,436              27,385
 Trustees' fees and expenses (note 6)                                                  1,770               1,592               1,584
 Professional fees                                                                     9,091               9,033               9,220
 Shareholders' reports - printing and mailing expenses                                45,531              39,668              36,287
 Stock exchange listing fees                                                          12,442              12,243              12,230
 Investor relations expense                                                           15,084              13,403              12,983
 Other expenses                                                                       10,377              11,562              10,011
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     1,471,004           1,348,059           1,358,108
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              9,432,146           8,028,912           7,246,376
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4)                      172,501             284,503              18,966
 Net change in unrealized appreciation or depreciation of investments                674,081             682,295           4,214,060
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                            846,582             966,798           4,233,026
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $10,278,728          $8,995,710         $11,479,402
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                              FLORIDA INVESTMENT QUALITY                FLORIDA QUALITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                              12/31/98              6/30/98            12/31/98             6/30/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 9,432,146         $ 19,242,210         $ 8,028,912        $ 16,286,684
Net realized gain from investment transactions
   (notes 1 and 4)                                              172,501            1,445,856             284,503             529,659
Net change in unrealized appreciation or depreciation
   of investments                                               674,081            1,894,167             682,295           3,903,180
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   10,278,728           22,582,233           8,995,710          20,719,523
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (7,943,459)         (16,014,948)         (6,343,596)       (13,003,066)
   Preferred shareholders                                    (1,549,086)          (3,508,271)         (1,537,676)        (3,521,372)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                         (404,295)          (1,184,749)                 --                  --
   Preferred shareholders                                       (61,006)            (261,895)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (9,957,846)         (20,969,863)         (7,881,272)       (16,524,438)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                         577,101            1,305,685             420,437             895,866
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                      897,983            2,918,055           1,534,875           5,090,951
Net assets at beginning of period                           364,754,889          361,836,834         329,972,899         324,881,948
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $365,652,872         $364,754,889        $331,507,774        $329,972,899
====================================================================================================================================
Balance of undistributed net investment income
   at end of period                                        $    548,344         $    608,743        $    466,883        $    319,243
====================================================================================================================================
                                                                                                      INSURED FLORIDA PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                                                       12/31/98             6/30/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                $ 7,246,376        $ 14,614,190
Net realized gain from investment transactions (notes 1 and 4)                                            18,966             922,944
Net change in unrealized appreciation or depreciation of investments                                   4,214,060          10,603,825
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                            11,479,402          26,140,959
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                                                (5,359,105)       (11,163,589)
   Preferred shareholders                                                                             (1,734,523)        (3,652,637)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                         --                  -
   Preferred shareholders                                                                                      --                  -
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                             (7,093,628)       (14,816,226)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                        --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                             4,385,774          11,324,733
Net assets at beginning of period                                                                    332,383,259         321,058,526
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                         $336,769,033        $332,383,259
====================================================================================================================================
Balance of undistributed net investment income at end of period                                        $ 344,970          $  192,222
====================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, Florida Investment Quality and Florida Quality Income had outstanding when-issued purchase commitments of $6,173,507 and $9,380,500, respectively. There were no such outstanding purchase commitments in Insured Florida Premium Income.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                       INSURED
                             FLORIDA      FLORIDA      FLORIDA
                         INVESTMENT       QUALITY      PREMIUM
                             QUALITY       INCOME       INCOME
--------------------------------------------------------------

Number of shares:
   Series M                       --        1,700           --
   Series T                    2,200           --           --
   Series W                       --           --        1,640
   Series Th                      --        1,700        2,800
   Series F                    2,200          800           --
--------------------------------------------------------------
Total                          4,400        4,200        4,440
==============================================================

INSURANCE
Insured Florida Premium Income invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 1998.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                               FLORIDA INVESTMENT QUALITY    FLORIDA QUALITY INCOME
----------------------------------------------------------------------------------------
                           SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                   12/31/98      6/30/98          12/31/98       6/30/98
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                  32,808       75,800            25,359        55,194
========================================================================================
                                                                INSURED FLORIDA
                                                                 PREMIUM INCOME
----------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                   12/31/98      6/30/98
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                      --           --
========================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 1999, to shareholders of record on January 15, 1999, as follows:

                                                            INSURED
                                  FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT      QUALITY      PREMIUM
                                  QUALITY       INCOME       INCOME
-------------------------------------------------------------------

Dividend per share                $ .0790      $ .0745      $ .0625
===================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended December 31, 1998, were as follows:
                                                                       INSURED
                                            FLORIDA       FLORIDA      FLORIDA
                                          INVESTMENT     QUALITY       PREMIUM
                                             QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------

Purchases:
   Investments in municipal securities   $35,344,498  $35,586,552   $4,875,000
   Temporary municipal investments        29,830,000   30,730,000    8,400,000
Sales and Maturities:
   Investments in municipal securities    28,731,200   30,790,763    4,999,272
   Temporary municipal investments        32,530,000   33,030,000    8,400,000
================================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30, 1998, the Funds` last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                     INSURED
                                                        FLORIDA      FLORIDA
                                                       QUALITY       PREMIUM
                                                         INCOME       INCOME
--------------------------------------------------------------------------------
Expiration year:
   2002                                              $  890,389   $1,116,161
   2003                                                  95,170      555,689
   2004                                                 142,676      461,823
   2005                                                      --      261,244
--------------------------------------------------------------------------------
Total                                                $1,128,235   $2,394,917
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 1998, were as follows:

                                                                     INSURED
                                           FLORIDA      FLORIDA      FLORIDA
                                        INVESTMENT      QUALITY      PREMIUM
                                           QUALITY       INCOME       INCOME
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                        $27,441,553  $23,480,737  $24,987,971
   depreciation                            (20,958)    (129,200)          --
-------------------------------------------------------------------------------
Net unrealized appreciation            $27,420,595  $23,351,537  $24,987,971
===============================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                     .6500 of 1%
For the next $125 million                                      .6375 of 1
For the next $250 million                                      .6250 of 1
For the next $500 million                                      .6125 of 1
For the next $1 billion                                        .6000 of 1
For net assets over $2 billion                                 .5875 of 1
--------------------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At December 31, 1998, net assets consisted of:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $110,000,000   $105,000,000    $111,000,000
Common shares, $.01 par value per share                                 163,022        141,230         142,909
Paid-in surplus                                                     227,510,784    203,414,581     202,667,966
Balance of undistributed net investment income                          548,344        466,883         344,970
Accumulated net realized gain (loss) from investment transactions        10,127       (866,457)     (2,374,783)
Net unrealized appreciation of investments                           27,420,595     23,351,537      24,987,971
--------------------------------------------------------------------------------------------------------------
Net assets                                                         $365,652,872   $331,507,774    $336,769,033
--------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                             Unlimited      Unlimited       Unlimited
   Preferred                                                          Unlimited      Unlimited       Unlimited
==============================================================================================================

Financial Highlights
                         FINANCIAL HIGHLIGHTS
                         (UNAUDITED)
                         Selected data for a Common share outstanding throughout
                         each period is as follows:
                                                            INVESTMENT OPERATIONS
                                                     ----------------------------------------
                                                                       NET
                                                                       REALIZED/
                                    BEGINNING        NET               UNREALIZED
                                    NET ASSET        INVESTMENT        INVESTMENT
                                    VALUE            INCOME            GAIN (LOSS)      TOTAL
FLORIDA INVESTMENT QUALITY
Year Ended 6/30:
    1999 (a)                        $15.66           $ .58             $ .05            $ .63
    1998                             15.55            1.18               .23             1.41
    1997                             15.25            1.22               .27             1.49
    1996                             15.45            1.22              (.18)            1.04
    1995                             15.11            1.23               .41             1.64
    1994                             16.03            1.22              (.88)             .34
FLORIDA QUALITY INCOME
Year Ended 6/30:
    1999 (a)                         15.96             .57               .07              .64
    1998                             15.66            1.16               .31             1.47
    1997                             15.26            1.18               .39             1.57
    1996                             15.29            1.18                --             1.18
    1995                             14.69            1.19               .64             1.83
    1994                             15.78            1.19             (1.08)             .11
INSURED FLORIDA PREMIUM INCOME
Year Ended 6/30:
    1999 (a)                         15.49             .51               .30              .81
    1998                             14.70            1.02               .81             1.83
    1997                             14.10            1.02               .61             1.63
    1996                             13.89            1.03               .22             1.25
    1995                             13.09            1.03               .84             1.87
    1994                             14.54            1.03             (1.49)            (.46)
                                                                  LESS DISTRIBUTIONS
                                    ---------------------------------------------------------------------------
                                    NET              NET
                                    INVESTMENT       INVESTMENT        CAPITAL          CAPITAL
                                    INCOME           INCOME            GAINS            GAINS
                                    TO COMMON        TO PREFERRED      TO COMMON        TO PREFERRED
                                    SHAREHOLDERS     SHAREHOLDERS+     SHAREHOLDERS     SHAREHOLDERS+     TOTAL
FLORIDA INVESTMENT QUALITY
Year Ended 6/30:
    1999 (a)                        $ (.49)          $(.10)            $(.02)           $  --             $ (.61)
    1998                              (.99)           (.22)             (.07)            (.02)             (1.30)
    1997                              (.97)           (.22)               --               --              (1.19)
    1996                              (.99)           (.25)               --               --              (1.24)
    1995                             (1.00)           (.28)             (.02)              --              (1.30)
    1994                             (1.00)           (.24)             (.02)              --              (1.26)
FLORIDA QUALITY INCOME
Year Ended 6/30:
    1999 (a)                          (.45)           (.11)              --                --              (.56)
    1998                              (.92)           (.25)              --                --              (1.17)
    1997                              (.92)           (.25)              --                --              (1.17)
    1996                              (.93)           (.28)              --                --              (1.21)
    1995                              (.94)           (.29)              --                --              (1.23)
    1994                              (.96)           (.24)              --                --              (1.20)
INSURED FLORIDA PREMIUM INCOME
Year Ended 6/30:
    1999 (a)                          (.38)           (.12)              --                --               (.50)
    1998                              (.78)           (.26)              --                --              (1.04)
    1997                              (.78)           (.25)              --                --              (1.03)
    1996                              (.78)           (.26)              --                --              (1.04)
    1995                              (.79)           (.28)              --                --              (1.07)
    1994                              (.81)           (.18)              --                --               (.99)
                                                                                TOTAL RETURNS
                                                                       ------------------------------
                                    ENDING
                                    NET ASSET        ENDING            BASED ON         BASED ON NET
                                    VALUE            MARKET VALUE      MARKET VALUE**   ASSET VALUE**
FLORIDA INVESTMENT QUALITY
Year Ended 6/30:
    1999 (a)                        $15.68           $17.6250           5.16%            3.42%
    1998                             15.66            17.2500           9.08             7.70
    1997                             15.55            16.8125          10.68             8.56
    1996                             15.25            16.1250          11.60             5.19
    1995                             15.45            15.3750           8.98             9.43
    1994                             15.11            15.1250          (3.16)             .45
FLORIDA QUALITY INCOME
Year Ended 6/30:
    1999 (a)                         16.04            17.1875           9.07             3.35
    1998                             15.96            16.1875           7.07             7.98
    1997                             15.66            16.0000          13.23             8.89
    1996                             15.26            15.0000           8.08             5.94
    1995                             15.29            14.7500          12.74            10.97
    1994                             14.69            14.0000          (4.63)           (1.02)
INSURED FLORIDA PREMIUM INCOME
Year Ended 6/30:
    1999 (a)                         15.80            15.8125          14.27             4.45
    1998                             15.49            14.1875           7.38            10.87
    1997                             14.70            13.9375           9.30            10.01
    1996                             14.10            13.5000          12.22             7.15
    1995                             13.89            12.7500           5.59            12.75
    1994                             13.09            12.8750          (7.45)           (4.75)

                                                                        RATIOS/SUPPLEMENTAL DATE
                                    ------------------------------------------------------------------------------------------------
                                                                       RATIO OF NET                       RATIO OF NET
                                                     RATIO OF          INVESTMENT       RATIO OF          INVESTMENT
                                                     EXPENSES TO       INCOME TO        EXPENSES TO       INCOME TO
                                                     AVERAGE           AVERAGE          AVERAGE TOTAL     AVERAGE TOTAL
                                    ENDING           NET ASSETS        NET ASSETS       NET ASSETS        NET ASSETS       PORTFOLIO
                                    NET ASSETS       APPLICABLE TO     APPLICABLE TO    INCLUDING         INCLUDING        TURNOVER
                                    (000)            COMMON SHARES++   COMMON SHARES++  PREFERRED++       PREFERRED++      RATE
FLORIDA INVESTMENT QUALITY
Year Ended 6/30:
    1999 (a)                        $365,653         1.14%*            7.31%*           .80%*             5.11%*            8%
    1998                             364,755         1.14              7.55             .80               5.27              9
    1997                             361,837         1.15              7.87             .80               5.46              4
    1996                             355,708         1.15              7.89             .80               5.47             20
    1995                             357,534         1.18              8.21             .81               5.64              3
    1994                             351,892         1.16              7.66             .81               5.35              4
FLORIDA QUALITY INCOME
Year Ended 6/30:
    1999 (a)                         331,508         1.18*             7.03*            .81*              4.81*            10
    1998                             329,973         1.18              7.26             .81               4.95             10
    1997                             324,882         1.20              7.63             .81               5.15             22
    1996                             319,015         1.22              7.64             .82               5.14             19
    1995                             319,351         1.29              8.05             .86               5.38              8
    1994                             260,187         1.22              7.60             .84               5.21              5
INSURED FLORIDA PREMIUM INCOME
Year Ended 6/30:
    1999 (a)                         336,769         1.20*             6.40*            .80*              4.28*             1
    1998                             332,383         1.21              6.69             .80               4.44             11
    1997                             321,059         1.24              7.08             .81               4.60             21
    1996                             312,553         1.25              7.18             .81               4.66             26
    1995                             309,516         1.38              7.80             .88               4.95              5
    1994                             189,622         1.30              7.17             .85               4.67             17

*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the six months ended December 31, 1998.

Building a Better Portfolio
Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND
INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds PLUS the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended December 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

GRAPHIC:
1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm)
John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286

www.nuveen.com



                                                                     FSA-1-12-98